UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-23658

Forum Real Estate Income Fund

___________________________________________

(Exact name of registrant as specified in charter)

240 Saint Paul Street, Suite 400
Denver, CO 80206

___________________________________________

(Address of principal executive offices) (Zip code)

Darren Fisk
Forum Capital Advisors, LLC
240 Saint Paul Street, Suite 400
Denver, CO 80206

___________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 501-8860

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders

(a)   The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Forum Real Estate Income Fund

Founders Shares

Class I Shares

Class K Shares

Annual Report December 31, 2024
Investor Information: 1-303-501-8860

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Forum Real Estate Income Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

FORUM REAL ESTATE INCOME FUND Shareholder Letter (Unaudited)

Dear Shareholder:

We are pleased to present the 2024 annual report for Forum Real Estate Income Fund.

Structure

Forum Real Estate Income Fund (the “Fund”) was created to deliver access to institutional1-quality commercial real estate (“CRE”) debt investments not typically available to individual investors, with the primary objectives of maximizing current income and preserving capital, and a secondary emphasis on achieving long-term appreciation.

The Fund leverages the combined experience and expertise of two established investment management firms, Forum Capital Advisors LLC (“FCA” or “the Adviser”) and Janus Henderson Investors US LLC (“Janus” or “the Sub-adviser”) to source, underwrite and procure income-producing, institutional1-quality CRE investments across both the public and private sectors. At the time of this report, the Fund’s differentiated and diversified portfolio primarily includes CMBS, agency and non-agency securitizations, preferred equity positions, and senior and mezzanine loans.

Along with competitive minimums and quarterly redemption opportunities, the Fund’s interval structure is intended to provide simple and flexible access to three available share classes2 (FORFX, FORAX and FORBX3) through a point-and-click purchasing solution that is available on all major intermediary platforms4. Moreover, because the Fund is taxed as a REIT, certain investors may qualify for a lower net effective tax rate (higher after-tax dividend proceeds), when compared to most non-REIT fixed-income alternatives. FCA also believes that this structure generally helps simplify the year-end tax reporting process, as investors receive one Form 1099 from the Fund, as opposed to several federal and state K-1s5.

Performance

In 2024, the Fund posted an annual net return of 13.36%, and paid out a 9.82% annual dividend6. Since its October 2019 inception, the Fund has a cumulative net return of 51.03%, outpacing the 7.93% cumulative net return of its primary benchmark, the Bloomberg US CMBS BBB Index7. (More detailed performance statistics are provided below.)

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1         Institutional refers to the fact that the vast majority of debt investments Forum focuses on are only available to institutions and not to retail investors.

2         A fourth share class, Class M (FORMX), launched on October 19, 2024 for the purpose of purchase via the brokerage arm of a select global wealth management firm. Class M Shares are not currently available and therefore not included in this report.

3         FORFX represents Founders Shares, FORAX represents I shares, and FORBX represents K Shares.

4         FORFX and FORAX are currently available for purchase on the Fidelity, Schwab, Pershing, and AXOS platforms. FORBX is currently available on the Fidelity platform.

5         This information is provided for informational purposes only and is not intended to be relied upon as tax, legal, or investment advice.

6         The net return and annualized dividend for 2024 reflects that of FORFX only.

7         Performance since inception includes cumulative returns dating back to the formation of the Fund’s predecessor private vehicle in October 2019, which converted to a tender offer fund structure in May 2021, and later to its current interval structure in September 2022. Cumulative net returns reflect that of FORFX only and has an October 2019 inception date for the Fund and benchmark.

FORUM REAL ESTATE INCOME FUND Shareholder Letter (Unaudited) (Continued)

Market Commentary

Well, if you thought 2023 ended with an economic bang, the final months of 2024 would have to be considered a full-on explosion. We’d contend that last year’s Powell pivot registers as a mere flicker next to the blaze sparked by the whirlwind of activity resulting from November’s election. There’s way too much to tackle in this brief space, so below we highlight a handful of stated initiatives that we think could prove key in shaping the market environment. For some, we have a few thoughts/opinions on potential outcomes; for others, we’re unsure and simply proffer the same questions many market participants are asking. Moreover, because this involves politics, we maintain our normal “posturing and bluster” discount, and caution that a razor thin majority in the House doesn’t bode well for bold strokes and expeditious legislation. (We’re not ready to start optioning waterfront property in Greenland.)

•        Potential for reduced regulation — No surprise, there appears to be significant enthusiasm for the pro-growth, pro-business messaging here. This perceived catalyst for animal spirits should reignite M&A and capital investment; it could also be a game changer for the banks, spurring more aggressive lending, which we think would be a tailwind for CRE values.

•        Government reform (DOGE versus DC) — Can Silicon Valley technologists dismantle the bureaucracy and bring discipline and efficiency to our bloated federal government? The messengers may be imperfect, and the task too gargantuan, but as longtime spending/deficit hawks (recall that U.S. sovereign debt was at the top of our list of “unsustainables” in last year’s outlook), we’re willing to jump on this bandwagon.

•        Tariffs — An archaic, clunky tool that alienates trading partners, spikes inflation, and hurts consumers? Or, a strategic and surgical means of boosting key industries and domestic job growth/wages? How about a tariff on government spending?

•        Stricter immigration controls and deportations — Inflationary in an already tight job market? Or, a boon for U.S. workers (higher wages), and maybe a start to providing some relief in overheated housing markets? We think probably some of both.

We think anybody looking at the priorities listed above would be hard-pressed not to acknowledge that we’re witnessing a dramatic shift in both the Overton window and the political landscape in our nation’s capital. Accordingly, while we remain constructive on the prospects for CRE in the coming year, we’re preparing for volatility; in our experience, real change is typically accompanied by bouts of indigestion that often include unanticipated side effects (akin to Donald Rumsfeld’s “unknown unknowns”).

Strategy

Because of its built-in flexibility and defensive orientation, we do not expect the Fund to deviate from its core investment strategy. That was the primary objective behind piecing together what we believe is an all-weather structure, and so far, that has allowed it to successfully navigate a series of wide-ranging and often tumultuous market environments. Below is a quick refresher on the high-level details of our steady-as-she-goes investment process (in bullet form for brevity and in no particular order):

•        Target high coupon, floating rate debt

•      Employ rigorous property-level underwriting focused on cash flow, debt coverage and replacement cost

FORUM REAL ESTATE INCOME FUND Shareholder Letter (Unaudited) (Continued)

•      Concentrate investments in:

•        Stabilized assets in CRE sectors with strong outlooks

•        Development financing for strategic projects, primarily multi-family

•        Opportunistic positions in mispriced assets and/or turnaround plays

•        Properties/developments backed by institutional-quality sponsors with meaningful capital/equity subordinate to our investment

•        Positions in the capital stack that provide a wide margin of safety related to potential impairment

•        Markets/submarkets where we believe the underlying CRE fundamentals will prove most resilient

It’s a lot of components, but we believe they coalesce into an efficient vehicle, thankfully more Porsche than Yugo. As five-plus years of strong performance confirm8, we believe there’s merit to a steadfast commitment to active risk management coupled with deep-in-the-weeds due diligence. Moreover, there’s the under-appreciated advantage that accompanies the flexibility inherent in our broad mandate and extensive sourcing. As we’ve often stated, at the most basic level the key to our game plan is optionality. Unlike most CRE funds, we purposely constructed our team to navigate an expansive and diverse investment landscape, maintaining from the outset that this would best position us to meet our top priorities: current income, preservation of capital and risk-adjusted returns. Looking back now with the benefit of hindsight, it’s abundantly clear that our ability to be nimble has been critical. Maybe Eleanor Roosevelt put it best: “Be flexible, but stick to your principles.”

Manager Outlook

First, a couple of areas where we maintain high conviction: 1\ Equity-like returns make debt attractive on a risk-adjusted basis; and 2\ It’s the debt equivalent of a stock-picker’s market (or, as we put it at the beginning of last year, this is not a market for participation trophies. There are a lot of landmines out there; those who don’t blow up and come out on top will have earned their hardware). Delving a bit deeper into the market backdrop for CRE debt, our high-level outlook can be condensed into what we’re dubbing our “Three C’s”— capitulation, cleanup, and consolidation.

The first two are somewhat codependent, like Don Quixote and Sancho Panza, so we’ll expound on them together, starting with capitulation, usually a necessary precursor for cleanup. Capitulation can come in many forms, some more benign than others, and while there’s often an impairment involved, those can range from a complete wipe-out of the equity plus a portion of the debt (the sponsor hands back the keys because the property value has degraded to a level below its loan balance — think some of the CBD office blowups we’ve witnessed) to a loss of a sliver of the equity (the property still has equity value but is stuck with a loan-to-value too high to refinance in the current environment — think quality assets financed at peak pricing and historically low rates, many now frozen in delay-and-pray purgatory).

____________

8         Since inception the Fund has had positive annual performance each year.

FORUM REAL ESTATE INCOME FUND Shareholder Letter (Unaudited) (Continued)

In both cases, borrowers will likely ride out any extensions their lenders grant in hopes of getting to a better place. The reckoning comes when lenders decide they’re done kicking the can and demand repayment, and the better lenders feel about their financial footing (crisis averted), the more likely they are to push to get troubled loans off of their books. That’s probably the end game for the borrower with the distressed asset, but for those with equity value, it’s simply a catalyst for action. Some will sell and move on; others will look to hold on. That spawns the cleanup, which is where our private credit business thrives. We’re anticipating an active year of plugging shortfalls, not just for owners in need of additional funds to secure a refinancing, but also for developers and buyers whose equity and debt proceeds aren’t sufficient to complete their projects or close their acquisitions.

Our basic premise on the last of the “Three C’s”— consolidation — is that this is an environment where the big likely get bigger. While much of the industry is on its heels, managing legacy issues and trying to solve for the higher cost of capital, many of the larger players with ample liquidity/access to capital and expansive investment platforms have moved to offense. Just this past year, we’ve seen several large portfolio acquisitions, including the privatization of two listed REITs — one multifamily, the other grocery-anchored shopping centers9. Because we think this consolidation trend has legs — and it’s common for these larger acquisitions/privatizations, many of which are multibillion-dollar deals, to get financed in the CMBS market — we anticipate robust opportunities to selectively pick our spots in the capital stacks of high-quality portfolios with strong institutional sponsors.

Thank you for your continued investment.

Sincerely,

Pat Brophy

Managing Director — Portfolio Manager

All statements made herein are opinions of Forum Capital Advisors LLC, unless otherwise stated, and should not be construed as investment advice and/or recommendations.

Dividends are not a direct reflection of Fund performance. The Fund can pay dividends from any source, including income and realized gains. The Fund’s dividend proceeds may exceed its earnings, in which case portions of dividends that the Fund makes may be a return of capital that shareholders originally invested.

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9         Source: Blackstone; “Real Estate to Take Retail Opportunity Investments Private for $4 Billion”, November 6, 2024, “Real Estate Completes Privatization of AIR Communities for Approximately $10 Billion”, June 28, 2024

FORUM REAL ESTATE INCOME FUND Management’s Discussion and Analysis (Unaudited) December 31, 2024

The Fund’s performance figures* for the year ended December 31, 2024, compared to its benchmarks:

Fund/Index	One Year	Annualized Since Inception
Forum Real Estate Income Fund – Founders Shares(a)	13.36%	7.94%
Forum Real Estate Income Fund – Class I Shares(b)	13.26%	11.89%
Forum Real Estate Income Fund – Class K Shares	N/A	4.62	%(c)
Fund Benchmarks
Bloomberg CMBS BBB Index(d)	20.48%	1.16%
Bloomberg U.S. Aggregate Bond Index(e)	1.25%	(1.68)%
Bloomberg U.S. Corporate High Yield Index(f)	8.19%	3.29%
S&P 500 Index(g)	25.02%	11.28%

____________

*          The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the traded net asset value or “NAV” on December 31, 2024. Performance data current to the most recent month end may be obtained by visiting www.forumcapadvisors.com or by calling 1-303-501-8860.

(a)       The Founders Shares of the Fund commenced operations on April 16, 2021. The performance is based on average annual returns.

(b)       The Class I Shares of the Fund commenced operations on February 22, 2023. The performance is based on average annual returns.

(c)        The Class K Shares of the Fund commenced operations on July 17, 2024. The performance is based on cumulative returns as the share class has been operational less than one year.

(d)       The Bloomberg CMBS BBB Index measures BBB-rated market of U.S. Agency and U.S. Non-Agency conduit and fusion CMBS deals with a minimum current deal size of $300mn. The index includes both U.S. Aggregate eligible and Non-U.S. Aggregate eligible securities. The benchmark performance is based on the average annual return since commencement of the Founders Shares on April 16, 2021.

FORUM REAL ESTATE INCOME FUND Management’s Discussion and Analysis (Unaudited) (Continued) December 31, 2024

(e)       The Bloomberg U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Dollars. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses. The benchmark performance is based on the average annual return since commencement of the Founders Shares on April 16, 2021.

(f)       The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Bloomberg EM country definition, are excluded. The benchmark performance is based on the average annual return since commencement of the Founders Shares on April 16, 2021.

(g)       The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. The benchmark performance is based on average annual returns since commencement of the Founders Shares on April 16, 2021.

FORUM REAL ESTATE INCOME FUND Portfolio Review (Unaudited) December 31, 2024

Portfolio Composition* as of December 31, 2024

Top 10 Holdings**	% of Net Assets
GM Palace BTS	5.5%
BPR Trust 2022-OANA	5.5%
STWD Trust 2021-FLWR	4.1%
BX Trust 2021-BXMF	3.7%
Extended Stay America Trust 2021-ESH	3.5%
The Villas at Sundance	3.2%
BX Commercial Mortgage Trust 2024-AIRC	3.1%
DROP Mortgage Trust 2021-FILE	3.1%
BX Trust 2021-ARIA	3.1%
Zephyr Preferred Equity	2.9%
37.7%

____________

*       Composition of holdings are subject to change.

**        Excludes money market position.

FORUM REAL ESTATE INCOME FUND Schedule of Investments As of December 31, 2024
Units/ Shares		Reference Rate & Spread	Coupon Rate (%)	Maturity	Fair Value
	PRIVATE INVESTMENTS – EQUITY — 17.8%
	REAL ESTATE COMMON EQUITY — 0.5%
40	CRIMSON DEVCO, LLC(a),(b),(c)	N/A	N/A	N/A	$1,000,000

	REAL ESTATE PREFERRED EQUITY — 17.3%
4,250,000	Avondale Hills(a),(b)	N/A	13.000	12/11/29	4,250,000
4,160,891	Dawson Forest(a),(b)	Cash: 6.500%, PIK: 6.500%	13.000	04/02/29	4,128,400
10,707,065	GM Palace BTS(a),(b)	N/A	16.000	05/31/27	10,675,038
1,071,421	IOTA Multifamily Development(a),(b)	Cash: 6.000%, PIK: 6.250%	12.250	04/01/25	1,068,434
1,556,455	The Marlowe Preferred Equity(a),(b)	Cash: 5.000%, PIK: 10.000%	15.000	02/09/27	1,553,439
6,183,182	The Villas at Sundance(a),(b)	Cash: 6.500%, PIK: 6.500%	13.000	06/17/29	6,130,118
5,685,250	Zephyr Preferred Equity(a),(b),(d)	Cash: 7.000%, PIK: 1-Month Term SOFR + 5.000%	16.450	06/14/27	5,685,250
					33,490,679
	TOTAL PRIVATE INVESTMENTS – EQUITY (Cost $34,473,641)				34,490,679
Principal Amount ($)
	PRIVATE INVESTMENTS – MEZZANINE LOANS — 8.1%
487,871	Advantis MCA FV, LLC(a),(b),(d),(e),(f)	1-Month Term SOFR + 11.900%; 1-Month Term SOFR floor 1.530%	16.350	07/22/25	487,871
457,219	Advantis MCA Harbor, LLC(a),(b),(d),(e),(f)	1-Month Term SOFR + 11.900%; 1-Month Term SOFR floor 3.480%	16.350	04/18/25	457,219
588,307	Ann Arbor Rambler Student Housing(a),(b),(d)	Cash: 1-Month Term SOFR + 9.390%	13.943	11/21/28	588,307
2,220,009	FCREIF Nimbus Everett(a),(b),(g)	N/A	12.000	02/27/25	2,216,220
1,744,901	Lexington So Totowa, LLC(a),(b),(d),(h)	Cash: 1-Month Term SOFR + 11.250%	15.803	02/28/25	1,744,900
5,714,200	Royal Urban Renewal, LLC(a),(b),(f),(i)	Cash: 6.500%, PIK: 5.500%	12.000	06/01/25	5,244,493
1,861,544	Royal Urban Renewal, LLC(a),(b),(i)	Cash: 6.500%, PIK: 5.500%	12.000	06/01/25	1,708,525
3,319,919	Trent Development – Kerf Apartments Loan(a),(b)	Cash: 6.000%, PIK: 6.000%	12.000	06/23/25	3,298,975
	TOTAL PRIVATE INVESTMENTS – MEZZANINE LOANS (Cost $16,351,639)				15,746,510

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Schedule of Investments (Continued) As of December 31, 2024
Principal Amount ($)		Reference Rate & Spread	Coupon Rate (%)	Maturity	Fair Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES (“CMBS”) — 87.9%
	AGENCY CMBS — 8.1%
716,462	FREMF 2017-K729 Mortgage Trust(j)	N/A	0.100	11/25/49	$1
3,293,687	FREMF 2018-KSW4 Mortgage Trust(d)	SOFR30A + 5.114%	9.780	10/25/28	3,004,570
1,869,595	FREMF 2019-KF70 Mortgage Trust(d),(j)	SOFR30A + 6.114%	10.780	09/25/29	1,832,629
4,897,013	FREMF 2020-KF78 Mortgage Trust(d),(j)	SOFR30A + 7.984%	12.650	03/25/30	4,857,948
2,758,454	FREMF 2020-KF95 Mortgage Trust(d),(j)	SOFR30A + 9.000%	13.666	12/25/30	2,745,286
3,693,429	FREMF 2020-KJ32 Mortgage Trust(d),(j)	N/A	7.000	11/25/33	3,250,882
					15,691,316

	NON-AGENCY CMBS — 79.8%
4,000,000	2023-MIC Trust(d),(j),(k)	N/A	9.532	12/05/38	4,305,885
3,820,000	BAMLL Commercial Mortgage Securities Trust 2015-200P(d),(j)	N/A	3.596	04/14/33	3,737,125
16,800,000	BAMLL Commercial Mortgage Securities Trust 2016-ISQ – Class XA(d),(j)	N/A	0.758	08/14/34	153,573
8,540,000	BAMLL Commercial Mortgage Securities Trust 2016-ISQ – Class XB(d),(j)	N/A	0.255	08/14/34	27,442
47,320,349	BBCMS Trust 2015-VFM(d),(j)	N/A	0.201	03/12/36	101,490
10,500,000	BPR Trust 2022-OANA(d),(j),(k)	1-Month Term SOFR + 1.898%	6.295	04/15/37	10,553,183
4,015,817	BX Commercial Mortgage Trust 2021-SOAR(d),(j)	1-Month Term SOFR + 3.864%	8.261	06/15/38	3,986,734
3,603,600	BX Commercial Mortgage Trust 2021-VINO(d),(j)	1-Month Term SOFR + 4.067%	8.464	05/15/38	3,594,177
2,033,069	BX Commercial Mortgage Trust 2021-VOLT – Class D(d),(j),(k)	1-Month Term SOFR + 1.764%	6.161	09/15/36	2,029,578
3,850,000	BX Commercial Mortgage Trust 2021-VOLT – Class F(d),(j)	1-Month Term SOFR + 2.514%	6.911	09/15/36	3,846,731
510,985	BX Commercial Mortgage Trust 2021-VOLT – Class G(d),(j)	1-Month Term SOFR + 2.965%	7.362	09/15/36	508,508
2,158,952	BX Commercial Mortgage Trust 2021-XL2(d),(j)	1-Month Term SOFR + 2.957%	7.354	10/15/38	2,157,555
6,000,000	BX Commercial Mortgage Trust 2024-AIRC(d),(j),(k)	1-Month Term SOFR + 3.089%	7.486	08/15/39	6,056,226
4,427,273	BX Commercial Mortgage Trust 2024-MF(d),(j)	1-Month Term SOFR + 1.442%	5.839	02/15/39	4,443,928
6,000,000	BX Trust 2021-ARIA(d),(j)	1-Month Term SOFR + 3.257%	7.654	10/15/36	5,911,758
7,272,234	BX Trust 2021-BXMF(d),(j)	1-Month Term SOFR + 3.464%	7.861	10/15/26	7,172,182
2,272,900	BX Trust 2021-MFM1(d),(j)	1-Month Term SOFR + 4.014%	8.411	01/15/34	2,245,187
789,195	BX Trust 2022-FOX2 – Class D(d),(j)	1-Month Term SOFR + 2.111%	6.508	04/15/39	785,241
2,709,693	BX Trust 2022-FOX2 – Class E(d),(j)	1-Month Term SOFR + 2.959%	7.356	04/15/39	2,710,097

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Schedule of Investments (Continued) As of December 31, 2024
Principal Amount ($)		Reference Rate & Spread	Coupon Rate (%)	Maturity	Fair Value
	NON-AGENCY CMBS — 79.8% (continued)
2,000,000	BX Trust 2022-LBA6(d),(j)	1-Month Term SOFR + 4.200%	8.597	01/15/39	$1,997,402
3,459,510	BX Trust 2024-CNYN(d),(j),(k)	1-Month Term SOFR + 2.690%	7.087	04/15/41	3,474,271
4,523,194	BX Trust 2024-XL5(d),(j),(k)	1-Month Term SOFR + 1.941%	6.338	03/15/41	4,529,879
5,250,000	CSMC 2021-BHAR(d),(j)	1-Month Term SOFR + 3.614%	8.011	11/15/38	5,186,412
6,350,000	DROP Mortgage Trust 2021-FILE(d),(j),(k)	1-Month Term SOFR + 1.264%	5.661	10/15/43	6,034,145
6,738,049	Extended Stay America Trust 2021-ESH(d),(j)	1-Month Term SOFR + 3.814%	8.211	07/15/38	6,784,589
2,800,000	Great Wolf Trust 2024-WLF2(d),(j)	1-Month Term SOFR + 2.939%	7.336	05/15/41	2,831,492
3,000,000	Great Wolf Trust 2024-WOLF – Class D(d),(j),(k)	1-Month Term SOFR + 2.890%	7.287	03/15/39	3,029,685
3,000,000	Great Wolf Trust 2024-WOLF – Class E(d),(j)	1-Month Term SOFR + 3.639%	8.036	03/15/39	3,035,097
3,724,000	GS Mortgage Securities Corp. Trust 2021-IP(d),(j),(k)	1-Month Term SOFR + 3.665%	8.062	10/15/36	3,702,520
2,500,000	Hudson’s Bay Simon JV Trust 2015-HBS – Class A10(j),(k)	N/A	4.155	08/05/34	2,429,618
3,000,000	Hudson’s Bay Simon JV Trust 2015-HBS – Class B10(j)	N/A	4.906	08/05/34	2,841,744
1,667,000	Hudson’s Bay Simon JV Trust 2015-HBS – Class B7(j),(k)	N/A	4.666	08/05/34	1,582,912
1,320,000	Hudson’s Bay Simon JV Trust 2015-HBS – Class C10(j)	N/A	5.447	08/05/34	1,218,162
3,703,242	ILPT Commercial Mortgage Trust 2022-LPF2(d),(j)	1-Month Term SOFR + 5.940%	10.337	10/15/39	3,715,078
4,000,000	Life 2022-BMR Mortgage Trust(d),(j),(k)	1-Month Term SOFR + 2.542%	6.939	05/15/39	3,717,484
3,000,000	MHP Commercial Mortgage Trust 2021-STOR – Class F(d),(j)	1-Month Term SOFR + 2.315%	6.712	07/15/38	2,991,474
2,250,000	MHP Commercial Mortgage Trust 2021-STOR – Class G(d),(j)	1-Month Term SOFR + 2.865%	7.262	07/15/38	2,244,006
2,350,000	MKT 2020-525M Mortgage Trust(j)	N/A	2.941	02/12/40	1,261,750
3,000,000	MTN Commercial Mortgage Trust 2022-LPFL – Class B(d),(j),(k)	1-Month Term SOFR + 1.899%	6.296	03/15/39	3,000,177
2,500,000	MTN Commercial Mortgage Trust 2022-LPFL – Class F(d),(j)	1-Month Term SOFR + 5.288%	9.685	03/15/39	2,430,990
2,400,000	OPEN Trust 2023-AIR(d),(j)	1-Month Term SOFR + 9.429%	13.826	11/15/40	2,428,010
5,000,000	SMRT 2022-MINI – Class F(d),(j)	1-Month Term SOFR + 3.350%	7.747	01/15/39	4,750,990
4,401,000	SREIT Trust 2021-MFP2(d),(j)	1-Month Term SOFR + 2.732%	7.129	11/15/36	4,408,803

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Schedule of Investments (Continued) As of December 31, 2024
Principal Amount ($)		Reference Rate & Spread	Coupon Rate (%)	Maturity	Fair Value
	NON-AGENCY CMBS — 79.8% (continued)
8,000,000	STWD Trust 2021-FLWR(d),(j)	1-Month Term SOFR + 2.787%	7.184	07/15/36	$8,002,952
250,000	VASA Trust 2021-VASA – Class B(d),(j)	1-Month Term SOFR + 1.365%	5.762	07/15/39	229,555
3,407,000	VASA Trust 2021-VASA – Class F(d),(j)	1-Month Term SOFR + 4.014%	8.411	07/15/39	2,269,266
354,000	Worldwide Plaza Trust 2017-WWP(d),(j)	N/A	3.596	11/10/36	27,916
					154,482,979
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $168,917,628)				170,174,295
Shares		Fair Value
	SHORT-TERM INVESTMENTS — 3.5%
	MONEY MARKET FUNDS — 3.5%
6,794,300	Fidelity Treasury Portfolio – Institutional Class, 4.27%(I)	6,794,300

	TOTAL SHORT-TERM INVESTMENTS (Cost $6,794,300)	6,794,300
	TOTAL INVESTMENTS — 117.3% (Cost $226,537,208)	$227,205,784
	TOTAL LIABILITIES IN EXCESS OF OTHER ASSETS — (17.3)%	(33,566,431)
	TOTAL NET ASSETS — 100.0%	$193,639,353
Principal Amount ($)		Interest Rate (%)	Maturity	Fair Value
	REVERSE REPURCHASE AGREEMENTS — (18.3)%
(6,825,000)	Lucid Management Reverse Repo DAA Trust	5.282	01/16/25	$(6,825,000)
(2,500,000)	Lucid Management Reverse Repo MAJ Trust	5.697	01/16/25	(2,500,000)
(1,104,000)	Lucid Management Reverse Repo PBC Trust	5.647	01/16/25	(1,104,000)
(1,746,000)	Lucid Management Reverse Repo PBN Trust	5.597	01/16/25	(1,746,000)
(1,459,000)	Lucid Management Reverse Repo VAL Trust	5.597	01/16/25	(1,459,000)
(2,336,000)	Royal Bank Canada Reverse Repo CAG Trust	5.730	01/06/25	(2,336,000)
(2,567,000)	Royal Bank Canada Reverse Repo DAJ Trust	5.830	02/07/25	(2,567,000)
(3,058,000)	Royal Bank Canada Reverse Repo GAC Trust	5.740	05/07/25	(3,058,000)
(3,138,000)	Royal Bank Canada Reverse Repo GAE Trust	5.830	03/24/25	(3,138,000)
(1,839,000)	Royal Bank Canada Reverse Repo HAG Trust	5.730	01/06/25	(1,839,000)
(2,104,000)	Royal Bank Canada Reverse Repo MAG Trust	5.730	01/06/25	(2,104,000)
(2,286,000)	Royal Bank Canada Reverse Repo WAC Trust	5.430	01/02/25	(2,286,000)
(4,397,000)	Royal Bank Canada Reverse Repo YAA Trust	5.480	01/06/25	(4,397,000)
	TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds $(35,359,000))			$(35,359,000)

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Schedule of Investments (Continued) As of December 31, 2024

LLC — Limited Liability Company

PIK — Payment in Kind

SOFR — Secured Overnight Financing Rate

SOFR30A — United States 30 Day Average SOFR Secured Overnight Financing Rate

(a)       Denotes an illiquid and restricted security that either: (1) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (2) is subject to a contractual restriction on public sales. The total of these illiquid and restricted securities represents 25.94% of Net Assets. The total value of these securities is $50,237,189 (see Note 5).

(b)       The value of this security has been determined in good faith under policies adopted by the Board of Trustees. Level 3 securities fair valued under procedures established by the Board of Trustees, represents 25.94% of Net Assets. The total value of these securities is $50,237,189.

(c)       Non-income producing security.

(d)       Variable or floating rate security, the interest of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The rate shown represents the rate on December 31, 2024.

(e)       Cash portion of interest is included in principal of loans.

(f)        Interest on loans funded from interest reserve.

(g)       The Fund’s ownership of this investment is through a wholly owned subsidiary, FCREIF Nimbus Everett, LLC. Effective August 31, 2023, payments are received in 100% cash. Prior to August 31, 2023, payments were made as 6% cash and 6% PIK.

(h)       Security is in default at December 31, 2024. An additional contractual 5.00% penalty interest rate will be applied until security is no longer in default.

(i)        Security is in default at December 31, 2024. An additional contractual 9.00% penalty interest rate will be applied until security is no longer in default.

(j)        Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $167,169,725, which represents 86.33% of total net assets of the Fund.

(k)       All or a portion of this security has been pledged as collateral for securities sold under agreement to repurchase. Total market value of underlying collateral for open reverse repurchase agreements at December 31, 2024 was $44,153,481.

(l)       Rate disclosed is the seven-day effective yield as of December 31, 2024.

Portfolio Composition as of December 31, 2024

Types of Holdings	% of Net Assets
Commercial Mortgage-Backed Securities	87.9%
Private Investments – Equity	17.8%
Private Investments – Mezzanine Loans	8.1%
Short-Term Investments	3.5%
Liabilities in Excess of Other Assets	(17.3)%
100.0%

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Statement of Assets and Liabilities As of December 31, 2024
Assets:
Investments in Securities at Market Value (cost $226,537,208)	$227,205,784
Cash	684,928
Cash deposits held at broker	373,000
Receivable for Fund Shares Sold	692,774
Dividends and Interest Receivable	1,349,342
Receivable for Investment Securities Sold	1,452,727
Prepaid Expenses and Other Assets	72,246
Total Assets	231,830,801

Liabilities:
Payable for Securities Sold Under Agreements to Repurchase (proceeds $35,359,000)	$35,359,000
Payable for Investment Securities Purchased	18,222
Accrued Advisory Fees (Note 3)	2,236
Shareholder Servicing Fees Payable (Note 3)	6,548
Distribution Payable	2,211,086
Loan Interest Reserve	91,977
Reverse Repurchase Interest Payable	121,497
Accrued Expenses and Other Liabilities	380,881
Distribution and Shareholder Service (12b-1) Fees Payable (Note 3)	1
Total Liabilities	38,191,448
Commitments and Contingencies (Note 10)
Net Assets	$193,639,353

Components of Net Assets:
Paid-in Capital (no par value; unlimited shares authorized)	$193,509,560
Total Distributable Earnings	129,793
Net Assets	$193,639,353

Net Asset Value Per Share
Founders Shares:
Net Assets	$115,357,856
Shares of Beneficial Interest Outstanding	11,996,632
Net Asset Value and Redemption Price per Share	$9.62

Class I Shares:
Net Assets	$78,280,450
Shares of Beneficial Interest Outstanding	8,140,299
Net Asset Value and Redemption Price per Share	$9.62

Class K Shares:
Net Assets	$1,047
Shares of Beneficial Interest Outstanding	109
Net Asset Value and Redemption Price per Share	$9.61

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Statement of Operations For the Year Ended December 31, 2024
Investment Income:
Interest Income	$17,868,450	(1)
Total Investment Income	17,868,450

Expenses:
Investment Advisory Fees (Note 3)	2,127,732
Interest Expense from Reverse Repurchase Agreements	1,593,186
Legal Fees	636,183
Administration Fees	156,736
Audit and Tax Fees	146,420
Other Expenses	120,605
Chief Compliance Officer and Principal Financial Officer Fees	120,000
Trustees’ Fees	100,435
Registration Fees	83,148
Transfer Agent Fees	74,082
Shareholder Reporting Fees	64,999
Shareholder Servicing Fees – Class I (Note 3)	41,269
Insurance Fees	38,423
Pricing Fees	36,056
Custody Fees	17,656
Distribution and Shareholder Service (12b-1) Fees – Class K (Note 3)	4
Shareholder Servicing Fees – Class K (Note 3)	1
Total Expenses	5,356,935
Advisory Fees Waived (Note 3)	(1,169,161)
Net Expenses	4,187,774
Net Investment Income	13,680,676

Realized and Unrealized Gain on Investments:
Net Realized Gain from Investments	1,123,076
Net Change in Unrealized Appreciation on Investments	2,169,009
Net Realized and Unrealized Gain	3,292,085

Net Increase in Net Assets Resulting From Operations	$16,972,761

____________

(1)    Includes paid-in kind interest of $2,982,780.

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Statements of Changes in Net Assets
	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023
Increase (Decrease) in Net Assets from:
Operations:
Net Investment Income	$13,680,676		$7,053,485
Net Realized Gain (Loss) from Investments	1,123,076		(328,731)
Net Change in Unrealized Appreciation on Investments	2,169,009		1,317,798
Net Increase in Net Assets Resulting From Operations	16,972,761		8,042,552

Distributions to Shareholders:
Distributions:
Founders Shares	(10,106,977)		(5,895,691)
Class I Shares	(4,451,682)		(568,794	)(1)
Class K Shares	(49	)(2)	—
Total Distributions to Shareholders	(14,558,708)		(6,464,485)

Beneficial Interest Transactions:
Proceeds From Shares Issued:
Founders Shares	45,569,100		24,826,189
Class I Shares	64,060,740		24,919,076	(1)
Class K Shares	1,022	(2)	—
Distributions Reinvested:
Founders Shares	1,316,001		981,995
Class I Shares	771,475		55,835	(1)
Class K Shares	27	(2)	—
Redemptions:
Founders Shares	(10,541,490)		(6,823,712)
Class I Shares	(4,219,778)		(7,791,529	)(1)
Net Increase From Beneficial Interest Transactions	96,957,097		36,167,854

Total Increase In Net Assets	99,371,150		37,745,921

Net Assets:
Beginning of Period	94,268,203		56,522,282
End of Period	$193,639,353		$94,268,203

Share Activity:
Shares Sold:
Founders Shares	4,741,913		2,666,660
Class I Shares	6,647,607		2,684,129	(1)
Class K Shares	104	(2)	—
Shares Reinvested:
Founders Shares	137,156		106,301
Class I Shares	80,233		6,004	(1)
Class K Shares	5	(2)	—
Shares Redeemed:
Founders Shares	(1,094,956)		(734,324)
Class I Shares	(442,233)		(835,441	)(1)

Net Increase in Shares of Beneficial Interest Outstanding	10,069,829		3,893,329

____________

(1)   Reflects operations for the period from February 22, 2023 (commencement of operations) to December 31, 2023.

(2)   Reflects operations for the period from July 17, 2024 (commencement of operations) to December 31, 2024.

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Statement of Cash Flows For the Year Ended December 31, 2024
Increase/(Decrease) in Cash:
Cash Flows Provided by (Used in) Operating Activities:
Net Increase in Net Assets Resulting from Operations	$16,972,761
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash Provided by (Used in) Operating Activities:
Purchases of Long-Term Portfolio Investments	(148,356,310)
Funding of Private Investments	(41,201,240)
Proceeds from Sales of Long-Term Portfolio Investments	68,237,714
Repayments of Private Investments	12,807,661
Purchases of Short-Term Investments, Net	(394,222)
Change in Unrealized Appreciation on Investments	(2,169,009)
Net Realized Gain on Investments	(1,123,076)
Net Amortization on Investments	(460,900)
Return of Capital Distributions Received	18,000
Payment In Kind Interest	(2,982,780)
Loan Origination Proceeds	196,344
Net Paydown Gains	(855,874)
Decrease in Due from Advisor Receivable	62,440
Increase in Dividends and Interest Receivable	(621,357)
Increase in Prepaid Expenses and Other Assets	(7,785)
Increase in Shareholder Servicing Fees Payable	3,087
Increase in Accrued Advisory Fees	2,236
Increase in Reverse Repurchase Interest Payable	1,918
Increase in Loan Interest Reserve	67,075
Increase in Distribution and Shareholder Servicing (12b-1) Fees Payable	1
Increase in Accrued Expenses and Other Liabilities	80,474
Net Cash Used in Operating Activities	(99,722,842)

Cash Flows Provided by (Used in) Financing Activities:
Payment from Sales of Shares and Change in Receivable for Fund Shares Sold and Payable for Subscriptions Received in Advance	109,141,898
Payment for Redemption of Shares	(14,761,268)
Dividends Paid to Shareholders, Net of Reinvestments and Change in Distribution Payable	(10,909,860)
Proceeds from Reverse Repurchase Agreements	229,487,000
Repayments of Reverse Repurchase Agreements	(212,177,000)
Net Cash Provided by Financing Activities	100,780,770

Net Change in Cash	1,057,928

Beginning Cash Balance	—

Ending Cash Balance	$1,057,928

Supplemental Non-Cash Information:
Interest Paid	$1,591,268
Reinvested Dividends	$2,087,503

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Financial Highlights Founders Shares

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Period Ended December 31, 2021(1)
Net Asset Value, Beginning of Period	$9.36	$9.16	$9.84	$10.00

From Operations:
Net Investment Income(2)	0.93	0.96	0.72	0.27
Net Realized and Unrealized Gain (Loss) on Investments	0.27	0.11	(0.68)	0.10
Total From Operations	1.20	1.07	0.04	0.37

Less Distributions:
Net Investment Income	(0.93)	(0.87)	(0.72)	(0.40)
Net Realized Gains	(0.01)	—	—	(0.13)
Total Distributions	(0.94)	(0.87)	(0.72)	(0.53)

Net Asset Value, End of Period	$9.62	$9.36	$9.16	$9.84

Total Return(3)	13.36%	12.24%	0.46%	3.70	%(4)

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$115,358	$76,904	$56,522	$57,679

Including interest expense:
Ratio of gross expenses to average net assets	3.75%	5.33%	4.98%	4.18	%(5)
Ratio of net expenses to average net assets(6)	2.92%	3.33%	2.93%	2.55	%(5)
Ratio of net investment income to average net assets	9.67%	10.40%	7.55%	3.94	%(5)
Excluding interest expense:
Ratio of gross expenses to average net assets	2.63%	3.80%	4.19%	3.88	%(5)
Ratio of net expenses to average net assets(6)	1.80%	1.80%	2.14%	2.25	%(5)
Ratio of net investment income to average net assets	10.79%	11.93%	8.34%	4.24	%(5)
Portfolio turnover rate	53%	34%	30%	49	%(4)

____________

(1)    The Fund commenced operations April 16, 2021.

(2)    Based on average shares outstanding for the period.

(3)    Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived expenses, total returns would have been lower.

(4)    Not annualized for periods of less than one year.

(5)    Annualized.

(6)    Effective September 29, 2022, the share expense cap was changed from 2.25% to 1.80% of average net assets.

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Financial Highlights Class I Shares

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2024	For the Period Ended December 31, 2023(1)
Net Asset Value, Beginning of Period	$9.36	$9.38

From Operations:
Net Investment Income(2)	0.92	0.83
Net Realized and Unrealized Gain (Loss)	0.27	(0.05)
Total From Operations	1.19	0.78

Less Distributions:
Net Investment Income	(0.92)	(0.80)
Net Realized Gains	(0.01)	—
Total Distributions	(0.93)	(0.80)

Net Asset Value, End of Period	$9.62	$9.36

Total Return(3)	13.26%	8.76	%(4)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$78,280	$17,365

Including interest expense:
Ratio of gross expenses to average net assets	3.85%	5.43	%(5)
Ratio of net expenses to average net assets	3.02%	3.43	%(5)
Ratio of net investment income to average net assets	9.57%	10.48	%(5)
Excluding interest expense:
Ratio of gross expenses to average net assets	2.73%	3.90	%(5)
Ratio of net expenses to average net assets	1.90%	1.90	%(5)
Ratio of net investment income to average net assets	10.69%	12.01	%(5)
Portfolio turnover rate	53%	34	%(4)

____________

(1)    Reflects operations for the period from February 22, 2023 (commencement of operations) to December 31, 2023.

(2)    Based on average shares outstanding for the period.

(3)    Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived expenses, total returns would have been lower.

(4)    Not annualized for periods of less than one year.

(5)    Annualized.

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Financial Highlights Class K Shares

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Period Ended December 31, 2024(1)
Net Asset Value, Beginning of Period	$9.64

From Operations:
Net Investment Income(2)	0.39
Net Realized and Unrealized Loss	0.04
Total From Operations	0.43

Less Distributions:
Net Investment Income	(0.45)
Net Realized Gains	(0.01)
Total Distributions	(0.46)

Net Asset Value, End of Period	$9.61

Total Return(3)	4.62	%(4)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$1

Including interest expense:
Ratio of gross expenses to average net assets	4.75	%(5)
Ratio of net expenses to average net assets	3.92	%(5)
Ratio of net investment income to average net assets	8.67	%(5)
Excluding interest expense:
Ratio of gross expenses to average net assets	3.63	%(5)
Ratio of net expenses to average net assets	2.80	%(5)
Ratio of net investment income to average net assets	9.79	%(5)
Portfolio turnover rate	53	%(4)

____________

(1)    Reflects operations for the period from July 17, 2024 (commencement of operations) to December 31, 2024.

(2)    Based on average shares outstanding for the period.

(3)    Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived expenses, total returns would have been lower.

(4)    Not annualized for periods of less than one year.

(5)    Annualized.

See accompanying notes which are an integral part of these financial statements.

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements December 31, 2024

1. ORGANIZATION

Forum Real Estate Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 5, 2021, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The primary investment objectives of the Fund are to maximize current income and preserve investor capital, with a secondary focus on long-term capital appreciation. The Fund offers four classes of shares: Founders Shares, which commenced operations on April 16, 2021; Class I Shares, which commenced operations on February 22, 2023; Class K Shares, formerly Class C Shares, which commenced operations on July 17, 2024; and Class M Shares, which are not available for purchase as of the date of this report. Forum Capital Advisors LLC, an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”), as amended, serves as the Fund’s investment adviser (the “Adviser”). Janus Henderson Investors US LLC (“Janus”), an investment adviser registered under the Advisers Act, serves as the Sub-Adviser to the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 “Financial Services — Investment Companies”.

Securities Valuation — Common and preferred equity securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined. Fixed-income securities, having a remaining maturity of greater than 60 days, are typically valued at the evaluated prices formulated by an independent pricing service. Each security type has a primary and secondary pricing source. If neither the primary nor any secondary pricing source can provide a price or logic to determine a price, the Valuation Designee (as defined below) will provide a fair value price for the security.

Fair Valuation Process — The 1940 Act requires a fund to value its portfolio investments using the market value of its portfolio securities when market quotations are “readily available” and, when a market quotation is not readily available or if the investment is not a security, by using the investment’s fair value as determined in good faith by the fund’s board. The Board of Trustees (“Board”) of the Fund has designated the Adviser to manage and implement the day-to-day valuation of the Fund’s portfolio investments, in accordance with the Fund’s valuation policies and procedures. In addition, pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” (“Valuation Designee”) to make fair value determinations for all of the Fund’s investments for which market quotations are not readily available. The Valuation Designee has established a Valuation Committee, which assists in carrying out the valuation of Fund holdings and performs fair value determinations pursuant to the standards and procedures set forth in such policies and procedures. The Valuation Designee may consult with the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material.

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) December 31, 2024
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

Fund investments are valued in accordance with ASC Topic 820, Fair Value Measurements and Disclosure (“ASC Topic 820”), issued by the FASB, which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date.

Investments that are listed or traded on an exchange and are freely transferrable, such as interests in public REITS or certain short-term investments, are Level 1 securities and valued at the closing price on the principal exchange on which the investment is listed or traded. Other investments for which market quotations are readily available will be valued using end-of-day pricing quotes obtained from an independent third-party fixed income pricing service on a daily basis.

Certain investments, such as CMBS, that are publicly traded but for which no readily available market quotations exist, are generally valued on the basis of information furnished by an independent pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such investments are classified as Level 2 securities. To assess the continuing appropriateness of pricing sources and methodologies, the Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services, and any differences are reviewed in accordance with the valuation procedures. The Valuation Designee will utilize a number of factors to determine if the quotations are representative of fair value, including through comparison of prices to multiple sources and monitoring of significant valuation events. The Sub-Adviser may also provide relevant information to the Adviser in its capacity as Valuation Designee.

Securities that are not publicly traded or whose market prices are not readily available, as will be the case for a substantial portion of Private Mezzanine Loans and direct real estate equity investments, will initially be valued at acquisition cost until a fair value is determined by the Adviser in good faith pursuant to the policies adopted by the Adviser and approved by the Board, based on, among other things, the input of the Adviser and independent valuation firm(s) engaged to review the Fund’s investments. Such investments are classified as Level 3 securities. The Adviser and independent valuation firm(s) will use a variety of approaches to establish the fair value of these investments in good faith. The approaches used will generally include widely recognized and utilized valuation approaches and methodologies, including an analysis of discounted cash flows, comparable credit spreads, publicly traded comparable companies and comparable transactions and will also consider recent transaction prices and other factors in the valuation. An independent, third-party valuation firm will generally review all of the Fund’s Level 3 investments on a semi-annual basis. On a more frequent basis, the third-party valuation firm may also provide a systematic pricing run valuation for the Fund’s Level 3 investments. The Valuation Designee will review the valuation information provided by the third-party valuation firm and value each Level 3 investment on a monthly basis, or more frequently as determined necessary or appropriate by the Valuation Committee.

The Valuation Designee provides the Board with reports on a quarterly basis, or more frequently if necessary, identifying valuation activity with respect to Level 1, Level 2, and Level 3 holdings in the Fund’s portfolio. Fair value determinations are based upon all available inputs that the Valuation Designee deems relevant, which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts for the investment, and valuations prepared by independent valuation firms.

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) December 31, 2024
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

U.S. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 — Unadjusted quoted prices in active markets for identical and/or similar assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 — Other significant observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for similar investments or identical investments in an active market, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used as of December 31, 2024, for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Private Investments – Equity	$—	$—	$34,490,679	$34,490,679
Private Investments – Mezzanine Loans	—	—	15,746,510	15,746,510
Commercial Mortgage-Backed Securities	—	170,174,295	—	170,174,295
Short-Term Investments	6,794,300	—	—	6,794,300
	$6,794,300	$170,174,295	$50,237,189	$227,205,784
Liabilities	Level 1	Level 2	Level 3	Total
Reverse Repurchase Agreements	$—	$35,359,000	$—	$35,359,000
	$—	$35,359,000	$—	$35,359,000

There were no transfers between levels during the current period presented. It is the Fund’s policy to record transfers into or out of levels at the end of the reporting period.

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) December 31, 2024
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of December 31, 2024:

Level 3 Investments	Fair Value as of December 31, 2024	Valuation Technique	Unobservable Inputs	Range of Inputs/Weighted Average	Impact to Valuation from an Increase in Input
Private Investments – Equity	$1,000,000	Market Approach	Broker Quote	N/A	N/A
Private Investments – Equity	4,250,000	Market Approach	Recent Transactions	N/A	N/A
Private Investments – Equity	29,240,679	Market Yield Analysis	Selected Market Spreads	12.25% to 16.00%	Decrease
Private Investments – Mezzanine Loans	7,048,592	Market Yield Analysis	Selected Market Spreads	9.39% to 12.00%	Decrease
Private Investments – Mezzanine Loans	8,697,918	Market Approach	Offer Price	N/A	N/A
Total Level 3 Investments	$50,237,189

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Beginning balance January 1, 2024	Transfers into Level 3 during the year	Transfers out of Level 3 during the year	Purchases	Sales or Repayments	Net realized gain (loss)	Accretion of Discount (Amortization of Premium)	Return of Capital	Change in net unrealized appreciation (depreciation)	Ending balance December 31, 2024
Private Investments – Equity	$3,665,976	$—	$—	$30,803,726	$—	$—	$14,619	$—	$6,358	$34,490,679
Private Investments – Mezzanine Loans	15,581,372	—	—	4,370,657	(3,733,838)	—	5,224	(18,000)	(458,905)	15,746,510
Private Investments – Senior Loans	—	—	—	8,983,122	(9,073,823)	32,275	58,426	—	—	—
	$19,247,348	$—	$—	$44,157,505	$(12,807,661)	$32,275	$78,269	$(18,000)	$(452,547)	$50,237,189

The total change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments held on December 31, 2024 is $(475,741).

Payable for securities sold under agreements to repurchase — The Fund may use leverage to provide additional funds to support its investment activities. The Fund primarily intends to enter into financing transactions using reverse repurchase agreements. A reverse repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

If a reverse repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the reverse repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) December 31, 2024
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

Reverse Repurchase agreements outstanding as of December 31, 2024 were as follows:

	Reverse Repurchase Agreements
	Remaining Contractual Maturity of the Agreements
Counterparty	Overnight and Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total	Rate
Lucid Management
Asset backed securities	$—	$6,825,000	$—	$—	$6,825,000	5.28%
Asset backed securities	—	2,500,000	—	—	2,500,000	5.70%
Asset backed securities	—	1,104,000	—	—	1,104,000	5.65%
Asset backed securities	—	1,746,000	—	—	1,746,000	5.60%
Asset backed securities	—	1,459,000	—	—	1,459,000	5.60%
Royal Bank of Canada
Asset backed securities	—	—	—	3,058,000	3,058,000	5.74%
Asset backed securities	—	2,336,000	—	—	2,336,000	5.73%
Asset backed securities	—	—	2,567,000	—	2,567,000	5.83%
Asset backed securities	—	—	3,138,000	—	3,138,000	5.83%
Asset backed securities	—	1,839,000	—	—	1,839,000	5.73%
Asset backed securities	—	2,104,000	—	—	2,104,000	5.73%
Asset backed securities	—	2,286,000	—	—	2,286,000	5.43%
Asset backed securities	—	4,397,000	—	—	4,397,000	5.48%
Total repurchase agreements	$—	$26,596,000	$5,705,000	$3,058,000	$35,359,000

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Security Transactions and Investment Income — Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method. The Fund elected not to measure an allowance for credit losses for accrued interest receivables. Interest is not accrued and interest receivable is written off when deemed uncollectible.

Loan origination income is charged to the borrowers during loan originations. This income is received at the time of closing and then deferred to be recognized as non-interest income over the term of the loan. For the year ended December 31, 2024, the Fund earned loan origination income of $76,374 and has $139,977 of unearned loan origination income. Earned loan origination income is included in the Interest Income amount in the Statement of Operations.

Federal Income Taxes — The Fund has elected to be taxed as a REIT. The Fund’s qualification and taxation as a REIT depend upon the Fund’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of the Fund’s shares, and the percentage of the Fund’s taxable income that the Fund distributes. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. If the Fund qualifies as a REIT, the Fund generally will be allowed to deduct dividends paid to shareholders and, as a result, the Fund generally will not be subject to U.S. federal income tax on that portion of the Fund’s ordinary

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) December 31, 2024
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

income and net capital gain that the Fund annually distributes to shareholders, as long as the Fund meets the minimum distribution requirements under the Code. The Fund intends to make distributions to shareholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2024, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund’s tax years since 2021 are open to examination as of December 31, 2024.

Reclassification — GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Distribution to Shareholders — Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. For tax purposes, a distribution that for purposes of GAAP is composed of return of capital and net investment income may be subsequently re-characterized to also include capital gains. Shareholders will be informed of the tax characteristics of the distributions after the close of the 2024 fiscal year.

Indemnification — The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, management of the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncements — On June 30, 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, which (1) clarifies the guidance in ASC 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and (2) requires specific disclosures related to such an equity security. ASU 2022-03’s amendments are effective for annual periods beginning after December 15, 2023. Management has determined this adoption does not impact the Fund’s current portfolio.

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s Adviser acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions),

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) December 31, 2024
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations. The Fund’s class level total returns and expense ratios are disclosed in the Financial Highlights.

3. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.

During the reporting period, as compensation for its services, the Fund paid to the Adviser a monthly advisory fee at an annual rate of 1.50% of its average daily Net Assets. Janus acts as the Fund’s Sub-Adviser and assists the Adviser in identifying and evaluating potential investments for the Fund. Any additional sub-adviser chosen by the Investment Adviser will be paid by the Adviser based only on the portion of Fund assets allocated to any such sub-adviser by the Adviser. Janus is paid by the Adviser, and not by the Fund. For the year ended December 31, 2024, the Adviser earned advisory fees of $2,127,732 as disclosed on the Statement of Operations.

The Adviser and the Fund have entered into an Expense Limitation Agreement (the “Agreement”) pursuant to which the Adviser has contractually agreed to waive its management fee and/or pay or reimburse the ordinary annual operating expenses of the Fund to the extent necessary to limit the Fund’s operating expenses to 2.80% of the Class K Shares average daily net assets, 1.90% of the Class I Shares average daily net assets, 2.55% of the Class M Shares average daily net assets, and 1.80% of the Founders Shares average daily net assets. Ordinary operating expenses include organization and offering costs, but exclude brokerage commissions and other similar transactional expenses, interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees (including commitment fees), taxes, litigation and indemnification expenses, judgments, and extraordinary expenses.

The Adviser is entitled to seek reimbursement from the Fund of fees waived or expenses paid or reimbursed to the Fund under the Expense Limitation Agreement for a period ending three years after the date of the waiver, payment or reimbursement, subject to the limitation that a reimbursement will not cause a Class’s operating expenses (after giving effect to the reimbursement) to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or reimbursed, or (b) the expense limitation amount. During the year ended December 31, 2024, the Adviser waived advisory fees of $1,169,161 as disclosed on the Statement of Operations and did not recoup any expenses.

As of December 31, 2024, the Adviser may seek recoupment for previously waived or reimbursed fees and expenses, subject to the limitations noted above, no later than the dates and in no greater amounts than as outlined below:

Date of Expiration	Amount
December 31, 2027	$1,169,161
December 31, 2026	$1,360,541
December 31, 2025	$1,202,561

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) December 31, 2024
3. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES – (Continued)

The Fund has established a Shareholder Servicing Plan with respect to Class I Shares, Class K Shares and Class M Shares that allows the Fund to pay shareholder servicing fees to certain intermediaries with respect to Shareholders holding Class I Shares, Class K Shares or Class M Shares (as applicable). Under the Shareholder Servicing Plan, the Fund may pay to qualified recipients up to 0.10% on an annualized basis of the average daily net assets of the Fund attributable to Class I Shares and up to 0.25% on an annualized basis of the average daily net assets of the Fund attributable to Class K or Class M Shares (the “Shareholder Servicing Fee”). Because these fees are paid out of the assets of the Class I Shares, Class K Shares or the Class M Shares (as the case may be) on an ongoing basis, over time these fees will increase the cost of an investment in Class I Shares, Class K Shares or Class M Shares. Founders Shares are not subject to the Shareholder Servicing Fee. During the year ended December 31, 2024, Class I and Class K Shareholders incurred $41,269 and $1 as disclosed on the Statement of Operations, respectively, of Shareholder Servicing Fees subject to the Fund’s Shareholder Servicing Plan.

The Fund has adopted a Distribution and Service Plan (the “Plan”) with respect to Class K Shares and Class M Shares consistent with the requirements of Rule 12b-1 under the Investment Company Act. Under the Plan the Fund is permitted to pay to the Distributor, or to other qualified recipients under the Plan, up to 0.75% on an annualized basis of the average daily net assets of the Fund attributable to Class K Shares and up to 0.50% on an annualized basis of the average daily net assets of the Fund attributable to Class M Shares (the “Distribution and Service Fee”). The Distribution and Service Fee is paid for the sale and marketing of the Class K Shares and Class M Shares and to reimburse the Distributor for related expenses incurred. The Distributor generally will pay all or a portion of the Distribution and Service Fee to Financial Intermediaries that sell Class K Shares and Class M Shares. Because the Distribution and Service Fees are paid out of the Fund’s assets attributable to Class K Shares and Class M Shares on an ongoing basis, over time they will increase the cost of an investment in Class K Shares and Class M Shares and may cost more than paying other types of sales charges. Class I Shares and Founders Shares are not subject to the Distribution and Service Fee. The Distribution and Service Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred. The Distributor does not retain any of the Distribution and Service Fee for profit. All Distribution and Service Fees are held in a retention account by the Distributor to pay for and/or reimburse the Adviser for distribution-related expenditures. Founders Shares and Class I Shares are not subject to the Distribution and Service Fee. During the year ended December 31, 2024, Class K Shareholders incurred $4 as disclosed on the Statement of Operations of Distribution and Service fees subject to the Fund’s Plan.

In addition, certain affiliates provide services to the Fund as follows:

Foreside Financial Services, LLC (”Distributor”) — Foreside acts as Distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to a Distribution Agreement (the “Distribution Agreement”) between the Fund and the Distributor. The Distributor may enter into agreements with selected broker-dealers, banks, or other financial intermediaries for distribution of shares of the Fund. For these services, the Distributor receives an annual fee from the Adviser. The Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into sub-distribution agreements with the Distributor) from time to time in connection with the sale of Shares and/or the services provided to common shareholders.

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) December 31, 2024
3. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES – (Continued)

A Trustee and certain officers of the Fund are affiliated with the Adviser.

In consideration of the services rendered by those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (“Independent Trustees”), the Fund pays each Independent Trustee an annual retainer in the amount of $35,000 payable quarterly. Effective January 1, 2025, each Independent Trustee’s annual retainer will change to $40,000 payable quarterly. Trustees that are interested persons will not be compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

Employees of PINE Advisor Solutions, LLC (“PINE”) serve as officers of the Fund. PINE receives a monthly fee for the services provided to the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services are reported on the Statement of Operations.

4. INVESTMENT TRANSACTIONS

The cost of purchases including payment of interest in-kind and proceeds from sales and paydowns of investment securities, other than U.S. Government securities and short-term investments, for the year ended December 31, 2024, amounted to $192,217,204 and $82,498,102, respectively.

The Fund, the Adviser and certain other funds affiliated with the Adviser have been granted exemptive relief by the SEC that enables the Fund to engage in certain co-investment transactions with its affiliates. The exemptive relief is subject to certain conditions, such as that co-investments be made in a manner consistent with the Fund’s investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements, and are allocated fairly among participants. Accordingly, from time to time, the Fund may co-invest with other investment vehicles managed by the Fund’s Adviser or its affiliates, including by means of splitting loans, participating in loans or other means of syndicating loans. The Fund is not obligated to provide, nor has it provided, any financial support to the other managed investment vehicles. As such, the Fund’s risk is limited to the reported fair value of its investment in any such loan. As of December 31, 2024, there were three co-invested loans held by the Fund and an affiliate of the Fund.

5. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are fair valued as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) December 31, 2024
5. RESTRICTED SECURITIES – (Continued)

As of December 31, 2024, the Fund invested in the following restricted securities:

	Original Acquisition Date	Principal/ Units	Cost	Value	% of Net Assets
Advantis MCA FV, LLC	7/22/2022	487,871	$481,068	$487,871	0.3%
Advantis MCA Harbor, LLC	10/18/2022	457,219	455,327	457,219	0.2%
Ann Arbor Rambler Student Housing	11/20/2024	588,307	588,307	588,307	0.3%
Avondale Hills	12/10/2024	4,250,000	4,239,473	4,250,000	2.2%
CRIMSON DEVCO, LLC	12/17/2021	40	1,000,000	1,000,000	0.5%
Dawson Forest	4/25/2024	4,160,891	4,160,891	4,128,400	2.1%
FCREIF Nimbus Everett	8/31/2021	2,220,009	2,208,909	2,216,220	1.1%
GM Palace BTS	10/17/2024	10,707,065	10,632,047	10,675,038	5.5%
IOTA Multifamily Development	3/31/2022	1,071,421	1,070,774	1,068,434	0.6%
Lexington So Totowa, LLC	5/20/2022	1,744,901	1,734,815	1,744,900	0.9%
Royal Urban Renewal, LLC	5/30/2024	1,861,544	1,861,544	1,708,525	0.9%
Royal Urban Renewal, LLC	9/29/2021	5,714,200	5,714,200	5,244,493	2.7%
The Marlowe Preferred Equity	9/25/2024	1,556,455	1,538,311	1,553,439	0.8%
The Villas at Sundance	6/13/2024	6,183,182	6,183,182	6,130,118	3.2%
Trent Development – Kerf Apartments Loan	9/23/2021	3,319,919	3,307,470	3,298,975	1.7%
Zephyr Preferred Equity	6/15/2023	5,685,250	5,648,962	5,685,250	2.9%
		50,008,274	$50,825,280	$50,237,189	25.9%

6. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $226,537,208 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation	$3,136,037
Unrealized Depreciation	(2,467,461)
Net Unrealized Appreciation	$668,576

7. RISKS AND UNCERTAINTIES

General Risks of Investing in the Fund

Investment and Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) December 31, 2024
7. RISKS AND UNCERTAINTIES – (Continued)

in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

The success of the Fund’s investment activities will be affected by these general economic and market conditions. Additionally, environmental and public health risks, such as natural disasters or pandemics/epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. The U.S. stock and credit markets have experienced price volatility, dislocations, and liquidity disruptions in the past. Any future disruptions in the capital and credit markets will adversely affect the Fund’s ability to identify suitable investments, obtain financing and exit investments at the desired times and on terms favorable to the Fund, which in turn may adversely affect the Fund’s financial condition, results of operations, cash flow and ability to make distributions to shareholders.

Market risk also includes the risk that geopolitical events will disrupt the economy on a national or global level. Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even though the Fund will not have any direct exposure to Russian issuers or issuers in other countries affected by the invasion.

Interest Rate Risk

The Fund’s investments will expose the Fund to interest rate risk, meaning that changes in prevailing market interest rates could negatively affect the value of such investments. Factors that can affect market interest rates include, without limitation, inflation, slow or stagnant economic growth or recession, unemployment, governmental monetary policies, and instability in financial markets. The Fund will periodically experience imbalances in the interest rate sensitivities of its assets and liabilities and the relationships of various interest rates to each other. In a changing interest rate environment, the Adviser might not be able to manage this risk effectively. If the Adviser is unable to manage interest rate risk effectively, the Fund’s performance could be adversely affected.

The Fund does not know how long the U.S. economy, financial markets and real estate markets and operations may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy, financial markets and real estate markets and operations. Those events also could have an acute effect on individual issuers or tenants or related groups of issuers or tenants. These risks also could adversely affect individual properties and investments, interest rates, secondary trading, risk of tenant defaults, decreased occupancy at our properties, credit risk, inflation, deflation and other factors that could adversely affect the Fund’s investments, net investment income and the net asset value of the Shares.

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) December 31, 2024
7. RISKS AND UNCERTAINTIES – (Continued)

Risks of Investing in Real Estate-Related Investments

General Risks Relating to Real Estate-Related Debt and Preferred Equity Investments

The Fund expects to invest in a variety of real estate-related debt and preferred equity investments and will be subject to a variety of risks in connection with such investments. Any deterioration of real estate fundamentals generally, and in the United States in particular, could negatively impact the Fund’s performance by making it more difficult for entities in which the Fund invests to satisfy their debt payment obligations, increasing the default risk applicable to such borrowers and/or making it relatively more difficult for the Fund to generate attractive risk-adjusted returns. It is impossible to predict the degree to which economic conditions generally, and the conditions for real estate investing in particular, will improve or will deteriorate. Declines in the performance of the U.S. and global economies, the commercial real estate markets or in the commercial real estate debt markets could have a material adverse effect on the Fund’s investment strategy and performance.

Risks Relating to Commercial Real Estate (“CRE”) Debt Instruments

CRE debt instruments (e.g., mortgages, mezzanine loans and preferred equity) that are secured by commercial real estate, are subject to risks of delinquency and foreclosure and risks of loss that are greater than similar risks associated with loans made on the security of single-family residential properties. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of the property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things:

•      tenant mix and tenant bankruptcies;

•      success of tenant businesses;

•      property management decisions, including with respect to capital improvements, particularly in older building structures;

•      property location and condition;

•      competition from other properties offering the same or similar services;

•      changes in laws that increase operating expenses or limit rents that may be charged;

•      any need to address environmental contamination at the property;

•      changes in national, regional, or local economic conditions, real estate values and/or rental occupancy rates;

•      changes in interest rates and in the state of the debt and equity capital markets, including diminished availability or lack of debt financing for commercial real estate;

•      changes in real estate tax rates and other operating expenses;

•      changes in governmental rules, regulations and fiscal policies, including environmental regulation;

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) December 31, 2024
7. RISKS AND UNCERTAINTIES – (Continued)

•      seasonal and weather-related fluctuations in demand affecting the performance of certain properties, including real estate used in the hospitality industry;

•      decline in demand for real estate from increased use of e-commerce or other technological advances;

•      acts of God, terrorism, social unrest and civil disturbances, which may decrease the availability of or increase the cost of insurance or result in uninsured losses; and

•      adverse changes in zoning laws.

In addition, the Fund may be exposed to the risk of judicial proceedings with borrowers and entities in which it invests, including bankruptcy or other litigation, as a strategy to avoid foreclosure or enforcement of other rights by the Fund as a lender or an investor. In the event that any of the properties or entities underlying or collateralizing the Fund’s CRE Debt Investments experiences any of the foregoing events or occurrences, the value of, and return on, such investments could be materially and adversely affected.

Risks Related to Investments in Publicly Traded REITs

The Fund’s investments in the securities of publicly traded REITs will be subject to a variety of risks affecting those REITs directly. Share prices of publicly traded REITs may decline because of adverse developments affecting the real estate industry and real property values, including supply and demand for properties, the economic health of the country or of different regions, the strength of specific industries that rent properties and interest rates. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency and defaults by borrowers and tenants.

Risks Relating to Commercial Mortgage-Backed Securities

The Fund will invest a portion of its assets in pools or tranches of agency and non-agency CMBS. CMBS are securities that evidence interests in, or are secured by, a single commercial mortgage loan or a pool of commercial mortgage loans. The collateral underlying CMBS generally consists of commercial mortgages on real property that has a multifamily or commercial use, such as retail space, office buildings, warehouse property and hotels.

In a rising interest rate environment, the value of CMBS may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of CMBS may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole. In addition, CMBS are subject to the credit risk associated with the performance of the underlying mortgage properties.

During periods of falling interest rates, the income received by the Fund may decline. In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit the Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Agency CMBS are CMBS that are

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) December 31, 2024
7. RISKS AND UNCERTAINTIES – (Continued)

issued by a U.S. government agency such as the Government National Mortgage Association (“Ginnie Mae”) or a federally chartered corporation such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”).

Non-agency CMBS are securities that are not issued or guaranteed by a U.S. government agency or federally chartered corporation. Non-agency CMBS are typically issued in multiple tranches whereby the more senior classes are entitled to priority distributions to make specified interest and principal payments on such tranches. Losses and other shortfalls from expected amounts to be received on the mortgage pool are borne by the most subordinate classes, which receive payments only after the more senior classes have received all principal and/or interest to which they are entitled. The credit quality of non-agency CMBS depends on the securitization structure and the credit quality of the underlying mortgage loans, which is a function of factors such as the principal amount of loans relative to the value of the related properties, the mortgage loan terms, such as amortization, market assessment and geographic location, construction quality of the property, and the creditworthiness of the borrowers. Accordingly, non-agency CMBS are subject to the credits risks of the issuers. An unexpectedly high rate of defaults on the loan pool may adversely affect the value of a non-agency security and could result in losses to the Fund.

Risks Relating to Subordinated Debt Investments

To the extent that the Fund acquires subordinated or “mezzanine” debt investments, the Fund does not anticipate having absolute control over the underlying collateral because the Fund will be dependent on third-party borrowers and agents and will have rights that are subordinate to those of senior lenders. The Fund’s subordinated or mezzanine debt interests may be in real estate companies and real estate-related companies and properties whose capital structures may have significant leverage ranking ahead of the Fund’s investment. While the Adviser anticipates that the Fund’s investments will usually benefit from the same or similar financial and other covenants as those enjoyed by the leverage ranking ahead of the Fund and will usually benefit from cross default provisions, some or all of such terms may not be part of particular investments. The Adviser anticipates that the Fund’s usual security for these types of investments will be pledges of ownership interests, directly and/or indirectly, in a property-owning entity, and in many cases the Fund may not have a mortgage or other direct security interest in the underlying real estate assets. Moreover, it is likely that the Fund will be restricted in the exercise of its rights in respect of these types of investments by the terms of subordination agreements between it and the leverage ranking ahead of the Fund’s capital.

Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all and there can be no assurance that the rate of return objectives of the Fund or any particular investment will be achieved. To protect its original investment and to gain greater control over the underlying assets, the Fund may need to elect to purchase the interest of a senior creditor or take an equity interest in the underlying assets, which may require additional investment by the Fund.

Risks Relating to Mezzanine Loans

The mezzanine loans in which the Fund may invest may include loans secured by one or more direct or indirect ownership interests in a company, partnership or other entity owning, operating or controlling, directly or through subsidiaries or affiliates, one or more properties. Although not secured by the underlying real estate, mezzanine loans share certain of the characteristics of subordinate loan interests described above. It is expected that the properties owned by such entities are or will be subject to existing mortgage loans and other indebtedness. As with subordinate commercial

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) December 31, 2024
7. RISKS AND UNCERTAINTIES – (Continued)

mortgage loans, repayment of a mezzanine loan is dependent on the successful operation of the underlying properties and, therefore, is subject to similar considerations and risks, including certain of the considerations and risks described herein. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan. The entity ownership interests securing the mezzanine loans may represent only partial interests in the related real estate company and may not control either the related real estate company or the underlying property. As a result, the effective realization on the collateral securing a mezzanine loan in the event of default may be limited.

Mezzanine loans may also involve certain additional considerations and risks. For example, the terms of mezzanine loans may restrict transfer of the interests securing such loans (including an involuntary transfer upon foreclosure) or may require the consent of the senior lender or other members or partners of or equity holders in the related real estate company, or may otherwise prohibit a change of control of the related real estate company. These and other limitations on realization on the collateral securing a mezzanine loan or the practical limitations on the availability and effectiveness of such a remedy may affect the likelihood of repayment in the event of a default.

Risks Relating to Commercial Mortgage Loans

Commercial mortgage loans have certain distinct risk characteristics. Mortgage loans on commercial properties generally lack standardized terms, which may complicate their structure and increase due diligence costs. Commercial mortgage loans also tend to have shorter maturities than single-family residential mortgage loans and are generally not fully amortizing, which means that they may have a significant principal balance or “balloon” payment due on maturity. Mortgage loans with a balloon payment involve a greater risk to a lender than fully amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to fully refinance the loan or to sell the property securing the loan at a price sufficient to permit the borrower to make the balloon payment. The ability of a borrower to effect a refinancing or sale will be affected by a number of factors, including the value of the property, the level of available mortgage rates at the time of sale or refinancing, the borrower’s equity in the property, the financial condition and operating history of the property and the borrower, tax laws, prevailing economic conditions and the availability of credit for loans secured by the specific type of property.

Commercial mortgage loans generally are non-recourse to borrowers. In the event of foreclosure on a commercial mortgage loan, the value at that time of the collateral securing the mortgage loan may be less than the principal amount outstanding on the mortgage loan and the accrued but unpaid interest thereon.

General Risks of Direct Investments in Real Estate

To a lesser degree, the Fund may invest in equity ownership interests in real estate as part of its investment strategy, including through the Workout process described above. The yields available from equity investments in real estate depend on the amount of income earned and capital appreciation generated by a property, as well as the expenses incurred in connection therewith. Accordingly, the performance of these investments is subject to the risks affecting cash flow, expenses, capital appreciation, and, to the extent the investments are leveraged, the risks incident to borrowing funds, including risks associated with changes in the general economic climate, changes in the overall real estate market, local real estate conditions, the financial condition of tenants, buyers and sellers of properties, supply of or demand for competing properties in an area, technological innovations that dramatically alter space and demand requirements, the availability of financing, changes in interest

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) December 31, 2024
7. RISKS AND UNCERTAINTIES – (Continued)

rates and mortgage availability, inflation, inventory availability and demand, taxes, competition based on rental rates, energy and supply shortages, various uninsured and uninsurable risks, government regulations, environmental laws and regulations, zoning laws, environmental claims arising in respect of real estate acquired with undisclosed or unknown environmental problems or as to which inadequate reserves had been established, changes in the relative popularity of property types and locations, risks due to dependence on cash flow and risks and operating problems arising out of the presence of certain construction materials, force majeure, acts of war (declared and undeclared), terrorist acts, strikes and other factors which are beyond the control of the Fund. In addition, rising interest rates could make alternative interest-bearing and other investments more attractive and, therefore, potentially lower the relative value of any existing real estate investments. Furthermore, there can be no assurance that there will be tenants for the Fund’s properties.

8. CAPITAL STOCK

The minimum initial investments are $25,000,000, $10,000, $10,000 and $10,000 for the Founders Shares, Class I Shares, Class K Shares and Class M Shares, respectively. The minimum subsequent investments are $5,000, $1,000, $1,000 and $1,000 for the Founders Shares, Class I Shares, Class K Shares and Class M Shares, respectively, except for purchases pursuant to the dividend reinvestment policy. The Fund reserves the right to waive investment minimums. The Fund’s shares are offered for sale on a continuous basis at the net asset value (“NAV”) per share calculated on each regular business day, which is any day the New York Stock Exchange is open for business.

As an interval fund, the Fund has adopted a fundamental policy requiring it to make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act. Each quarterly repurchase offer will be for at least 5% and up to 25% of the Fund’s shares at NAV. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding shares, for each quarterly offer, the Fund expects to offer to repurchase 5% of the Fund’s outstanding shares at the applicable NAV per share, subject to approval by the Board. Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 and no more than 42 calendar days before the repurchase request deadline (i.e., the date by which shareholders can submit their request for their shares to be redeemed in response to a repurchase offer). During the year ended December 31, 2024, the Fund had repurchases, pursuant to Rule 23c-3 of the 1940 Act, in the amount of $10,797,899, $2,007,365, and $0 per share for the Founders Shares, Class I Shares, and Class K Shares, respectively.

9. INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2024, was as follows:

Distributions paid from:	2024
Ordinary income	$14,305,927
Capital gains	252,259
Total	$14,558,186

At December 31, 2024, the Fund had capital loss carryforwards of $0, after reducing capital gains recognized in 2024.

FORUM REAL ESTATE INCOME FUND Notes to the Financial Statements (Continued) December 31, 2024
10. COMMITMENT AND CONTINGENCIES

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments.

The Fund’s unfunded commitments as of December 31, 2024 are as follows:

	Fair Value of Existing Investments at December 31, 2024	Unfunded Commitments
Advantis MCA FV, LLC	$487,871	$742,349
Advantis MCA Harbor, LLC	457,219	680,457
Ann Arbor Rambler Student Housing	588,307	4,857,318
GM Palace BTS	10,675,038	4,188,703
Madison Midtown(1)	—	6,520,000
The Marlowe Preferred Equity	1,553,439	449,593
Royal Urban Renewal, LLC	5,244,493	20,000
	$19,006,367	$17,458,420

____________

(1)      As of December 31, 2024, a commitment has been made for this investment but have not yet been funded by the Fund.

11. SUBSEQUENT EVENTS

Subsequent events are those that occur after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact from subsequent events requiring adjustment or disclosure in the financial statements other than as noted below:

On January 30, 2025, the Fund paid a distribution to shareholders of record as of January 29, 2025 in the amount of $747,137, $514,564, and $6 per share for the Founders Shares, Class I Shares, and Class K Shares, respectively.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of the Forum Real Estate Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Forum Real Estate Income Fund (the “Fund”) including the schedule of investments, as of December 31, 2024, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively referred to as the “financial statements”) and financial highlights for each of the years in the three-year period then ended and the period April 16, 2021 (commencement of operations) through December 31, 2021. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024 and the results of its operations and cash flows for the year then ended, and the changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period April 16, 2021 (commencement of operations) through December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and loan servicer. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more of the Forum Capital Advisors’ investment companies since 2019.

Chicago, Illinois
February 26, 2025

FORUM REAL ESTATE INCOME FUND Trustees and Officers (Unaudited)

Independent Trustees

Name, Address (Year of Birth)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Brien Biondi (1962)	Lead Independent Trustee (Since 2022)	Chief Executive Officer, Campden Wealth, North America & The Institute for Private Investors (2016 – Present); Chief Executive Officer and Founder, The Biondi Group (2011 – Present)	1	Primark Meketa Private Equity Investments Trust; Meketa Infrastructure Fund; Forum Multifamily Real Estate Investment Trust, Inc.
Julie Cooling (1972)	Independent Trustee (Since 2022)	Founder and Chief Executive Officer, RIA Channel, LLC (2005 – present).	1	N/A
Raleigh Peters (1973)	Independent Trustee (Since 2024)	Senior Advisor, New Mountain Capital (2023 – present); Investor, Grey Widgeon Partners (2023 – present); Managing Director, Blackstone (2018 – 2023); Managing Director, JP Morgan Asset Management (2018)	1	N/A

Interested Trustee and Officers

Name, Address (Year of Birth)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Darren Fisk (1974)	Chairman, Chief Executive Officer, and Interested Trustee (Since 2021)	Founder and Chief Executive Officer of Forum Capital Advisors LLC (2018 – Present); Founder and Chief Executive Officer of Forum Real Estate Group (2007 – Present)	1	N/A
Jay Miller (1966)	President	Chief Investment Officer, Forum Capital Advisors LLC (2023 – present); Managing Director and Lead Portfolio Manager, DWS (2006 – 2023)	N/A	N/A
Derek Mullins (1973)	Chief Financial Officer; Treasurer (Since 2021)	Managing Partner, PINE Advisor Solutions LLC (2018 – present)	N/A	N/A

FORUM REAL ESTATE INCOME FUND Trustees and Officers (Unaudited) (Continued)
Name, Address (Year of Birth)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Peter Sattelmair (1977)	Assistant Treasurer (Since 2022)	Director of PFO Services, PINE Advisor Solutions LLC (2021 – present); Director of Fund Administration and Operations, Transamerica Asset Management (2014 – 2021)	N/A	N/A
Cory Gossard (1972)	Chief Compliance Officer (Since 2021)	Managing Director, PINE Advisor Solutions LLC (2021 – present); Interim Chief Compliance Officer, Vident Investment Advisory (2020), Chief Compliance Officer, SS&C ALPS (2014 – 2020)	N/A	N/A
Elizabeth Ryan (1980)	Secretary (Since 2022)

General Counsel and Chief Compliance Officer, Forum Capital Advisors LLC (2022 – present); General Counsel and Chief Compliance Officer, Intrinsic Edge Capital Management (2019 – 2022); Senior Compliance Consultant, Simon Compliance (2018 – 2019)

			N/A	N/A

____________

*         The term of office for each Trustee and officer listed above will continue indefinitely.

**        The term “Fund Complex” refers to all present and future funds advised by the Adviser or its affiliates.

Forum Real Estate Income Fund

PRIVACY NOTICE (Unaudited)

The Forum Real Estate Income Fund (the “Fund”, “we”, “our”, “us”) respects your right to privacy. We are committed to maintaining the confidentiality and integrity of nonpublic personal information. We want our investors and prospective investors to understand what information we collect and how we use it. “Nonpublic personal information” is defined as personally identifiable information about you. We do not sell your personal information, and we do not disclose it to anyone except as permitted or required by law or as described in this notice.

CONFIDENTIALITY & SECURITY

We take our responsibility to protect the privacy and confidentiality of investors’ and prospective investors’ information very seriously. We maintain appropriate physical, electronic, and procedural safeguards to guard nonpublic personal information. Our network is protected by firewall barriers, encryption techniques, and authentication procedures, among other safeguards, to maintain the security of your information. We provide this Privacy Notice to investors at the start of new relationships and annually after that. We continue to adhere to the practices described herein after investors’ accounts close. Furthermore, vendors with access to nonpublic personal information undergo an annual due diligence verification process to ensure their informational safeguards adhere to our strict standards.

WHY WE COLLECT YOUR INFORMATION

The Forum Real Estate Income Fund gathers information about our investors and their accounts to (1) know investors’ identities and thereby prevent unauthorized access to confidential information; (2) design and improve the products and services we offer to investors; and (3) comply with the laws and regulations that govern us.

HOW WE PROTECT YOUR INFORMATION

To fulfill our privacy commitment for prospective, current, and former investors, the Forum Real Estate Income Fund has safeguards in place to protect nonpublic personal information. Safeguards include, but are not limited to:

•      Policies and procedures to protect your nonpublic information and comply with federal and state regulations; and

•      Contractual agreements with third-party service providers to protect your nonpublic personal information.

FORUM REAL ESTATE INCOME FUND Privacy Notice (Unaudited) (Continued)

INFORMATION WE COLLECT

The Forum Real Estate Income Fund is required by industry guidelines to obtain personal information about you in providing investment management services to you. We use this information to manage your account, direct your financial transactions, and provide you with valuable information about the assets we manage for you. We gather information from documents you provide to us, forms that you complete, and personal interviews. This information may include:

•      Your name, address, and social security number;

•      Proprietary information regarding your beneficiaries;

•      Information regarding your earned wages and other sources of income;

•      The composition and value of your managed portfolio;

•      Historical information we receive and maintain relating to transactions made on your behalf by the Forum Real Estate Income Fund, your custodian, or others; and

•      Information we receive from your institutional financial advisor, investment consultant, or other financial institutions with whom the Forum Real Estate Income Fund has a relationship and/or with whom you may be authorized us to gather and maintain such information.

SHARING INFORMATION WITH NON-AFFILIATED THIRD PARTIES

We only disclose nonpublic investor information to non-affiliated third parties (e.g. investor’s custodian or broker) without prior investor consent when we believe it necessary to conduct our business or as required or permitted by law such as:

•      If you request or authorize the disclosure of the information;

•      To provide investor account services or account maintenance;

•      To respond to regulatory authorities, a subpoena or court order, judicial process, or law enforcement;

•      To perform services for the Fund, or on its behalf, to maintain business operations and services;

•      To help us to prevent fraud;

•      With attorneys, accountants, and auditors of the Fund; and

•      To comply with federal, state, or local laws, rules, and other applicable legal requirements.

We do not sell your information and do not make any disclosure of investor nonpublic personal information to other companies who may want to sell their products or services to you.

OPT-OUT NOTICE

If, at any time in the future, it is necessary to disclose any investor personal information in a way that is inconsistent with this notice, the Forum Real Estate Income Fund will provide you with proper advanced notice of the proposed disclosure so that you will have the opportunity to either opt-in or opt-out of such disclosure, as required by applicable law.

If you have any questions about this Privacy Notice, please contact the Forum Real Estate Income Fund at 1-303-501-8860.

FORUM REAL ESTATE INCOME FUND Additional Information (Unaudited)

PROXY VOTING POLICY

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-303-501-8860, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the period ended June 30 are available without charge upon request by calling toll-free 1-303-501-8860, or on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Fund will file its complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT. These filings will be available upon request by calling 1-303-501-8860. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

DIVIDEND REINVESTMENT

Unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) with respect to a class of shares will be automatically reinvested by the Fund in additional shares of the corresponding class, which will be issued at the net asset value per share determined as of the ex-dividend date. Election not to reinvest dividends and to instead receive all dividends and capital gain distributions in cash may be made by contacting the Fund’s administrator at UMB Bank, n.a., 1010 Grand Boulevard, Kansas City, Missouri 64106.

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

FORUM REAL ESTATE INCOME FUND Additional Information (Unaudited) (Continued)

INVESTMENT ADVISER
Forum Capital Advisors, LLC
240 Saint Paul Street, Suite 400
Denver, Colorado 80206

INVESTMENT SUB-ADVISER
Janus Henderson Investors US, LLC
151 Detroit Street
Denver, CO 80206

ADMINISTRATOR
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

INDEPENDENT TRUSTEE AND
FUND COUNSEL
Ropes & Gray LLP
191 North Wacker Drive, 32nd Floor
Chicago, IL 60606-4302

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
CohnReznick LLP
1 S. Wacker Drive, Suite 3550
Chicago, Illinois 60606

CUSTODIAN UMB Bank, n.a. 1010 Grand Boulevard Kansas City, Missouri 64106 DISTRIBUTOR Foreside Financial Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

(b)    There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer, and principal accounting officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on its audit committee who is “independent” within the meaning set forth in Item 3(a)(2) of Form N-CSR: Raleigh Peters. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for professional services by the principal accountant during the Registrant’s last two fiscal years were as follows:

(a)     Audit Fees for Registrant.

Fiscal year ended December 31, 2024	$84,000
Fiscal year ended December 31, 2023	$80,850

(b)    Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”.

Fiscal year ended December 31, 2024	$6,300
Fiscal year ended December 31, 2023	$0

(c)     Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews, and tax agent services.

Fiscal year ended December 31, 2024	$0
Fiscal year ended December 31, 2023	$0

(d)    All Other Fees.

Fiscal year ended December 31, 2024	$0
Fiscal year ended December 31, 2023	$0

(e)     Audit Committee’s pre-approval policies and procedures.

(1)    The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant’s adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)    Percentages of Services Approved by the Audit Committee

	2024	2023
Audit-Related Fees:	100.0%	100.0%
Tax Fees:	100.0%	100.0%
All Other Fees:	100.0%	100.0%

(f)     During the audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ended December 31, 2024	$0
Fiscal year ended December 31, 2023	$0

(h)    The registrant’s audit committee has considered whether the provision of non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)     Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)    Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Renumeration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Proxy Voting Policy and Procedures

Forum Real Estate Income Fund (the “Fund”) has adopted the Proxy Voting Policy and Procedures (the “Fund’s Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of the Fund’s shareholders.

Shareholders of the Fund expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund and its shareholder’s investments. Forum Capital Advisers LLC (the “Adviser”) and whenever applicable Janus Henderson Investors US LLC (the “Sub-Adviser”) will seek to ensure that proxies are voted in the best interests of the Fund and its shareholders except where the Fund may be required by law to vote proxies in the same proportion as the vote of all other shareholders (i.e., “echo vote”).

Delegation of Proxy Voting to the Adviser and Sub-Adviser

The Adviser and/or Sub-Adviser shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Adviser/Sub-Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“1940 Act”).

Disclosure of Proxy Voting Policy and Procedure in the Fund’s Statement of Additional Information (“SAI”) and Annual Report to Shareholders

The Fund shall include in annual report to shareholders on Form N-CSR, and in any SAI filed with the Securities and Exchange Commission (“SEC”) in connection with a registration statement on Form N-2 a summary of the Proxy Policy. In lieu of including a summary of policy, the Fund may include the policy in full.

Material Conflicts of Interest

If (i) the Adviser/Sub-Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Fund, and (b) the Adviser/Sub-Adviser or any of its affiliated persons; and (ii) the Adviser/Sub-Adviser proposes to vote on the particular issue in the manner not prescribed by its Proxy Policy, then the Adviser/Sub-Adviser will follow the material conflict of interest procedures set forth in the Adviser/Sub-Adviser’s Proxy Policy when voting such proxies.

Adviser, Sub-Adviser and Fund CCO Responsibilities

The Fund has delegated proxy voting authority with respect to the Fund’s portfolio securities to the Adviser and Sub-Adviser, as set forth above. Consistent with this delegation, the Adviser and Sub-Adviser are responsible for the following:

•        Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the 1940 Act, reasonably designed to ensure that the Adviser and/or Sub-Adviser votes portfolio securities in the best interest of shareholders of the Fund owning the portfolio securities voted.

•        Providing to the Fund’s Chief Compliance Officer (“CCO”) a summary of the material changes to a Proxy Policy during the period covered by the CCO’s annual compliance report to the Board, and a redlined copy of such Proxy Policy, as applicable. The CCO shall review the Proxy Policies at least annually to ensure that they are in compliance with Rule 206(4)-6 under the Advisers Act, and appear reasonably designed to ensure that the Adviser and Sub-Adviser votes portfolio securities in the best interest of shareholders of the Fund.

Review Responsibilities

The Adviser or Sub-Adviser may retain a proxy-voting service to coordinate, collect, and maintain all proxy-related information.

If the Adviser or Sub-Adviser retains a proxy-voting service, the Adviser/Sub-Adviser will review the Fund’s voting records maintained by the service provider, select a sample of proxy votes from those submitted, and examine them against the proxy voting service files for accuracy of the votes at least annually in regard to adhering to foregoing policy guidelines.

Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will file its complete proxy voting record with the SEC on Form N-PX annually by August 31 of each year.

The Fund’s Administrator will be responsible for the oversight and completion of the filing of Form N-PX with the SEC. The Fund’s Administrator will file Form N-PX for each twelve-month period ended June 30, and the filing for each year will be made with the SEC on or before August 31 of that year.

Recordkeeping

Documentation of all votes for the Fund will be maintained by the Adviser and/or through a third-party proxy voting service.

Adopted: April 26, 2021
Revised as of: December 13, 2022

Item 13. Portfolio Managers of Closed-end Management Investment Companies

(a)(1) Portfolio Manager

All information included in this item is as of December 31, 2024, unless otherwise noted.

Pat Brophy

Pat Brophy has been the Fund’s Portfolio Manager since the Fund’s inception and is responsible for day-to-day management of the Fund’s investment portfolio. He has nearly 30 years of wide-ranging experience in real estate and financial services. Prior to joining Forum Capital Advisers (the “Adviser”), Mr. Brophy managed the Global Real Estate Strategy at Janus Henderson Investors US LLC (the “Sub-Adviser”). Prior to joining the Sub-Adviser in 2005, he was a Principal/Partner at THK Associates, Inc., a Denver-based market economics and land-planning firm. His expertise is in economic analysis, real estate valuation, property development and acquisition strategies. He received his B.A. in history from Dartmouth College. Mr. Brophy is a member of the Fund’s Investment Committee.

Neil Shah

Neil Shah has been the Fund’s Portfolio Manager since April 2023 and is responsible for day-to-day management of the Fund’s investment portfolio. He has more than 14 years of experience in commercial real estate finance, with a focus on CMBS, multifamily credit, and multifamily credit risk transfer programs. Prior to joining the Adviser, Mr. Shah was Director of Capital Markets & Trading at Systima Capital Management and held prior roles at Greystone and Goldman Sachs. Mr. Shah received his bachelor’s degrees in Mathematics, Economics and Finance from Indiana University and a Master of Science in Finance and Economics from the London School of Economics and Political Science. The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

(a)(2) Other Accounts Managed by Portfolio Manager

The following tables provide information about portfolios and accounts, other than the Registrant, for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2024:

Name	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fees is Based on Performance	Total Assets for Which Advisory Fees is Based on Performance
Pat Brophy	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Neil Shah	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

(a)(3) Compensation of Portfolio Managers and Potential Conflicts of Interest

Compensation of the Portfolio Managers:    The Portfolio Managers receive fixed annual base compensation. They also receive an annual discretionary bonus that varies based upon the achievement of specific goals, which are typically with respect to total firm growth, production of investment ideas/research, as well as delivery of quality client service.

Potential Conflicts of Interest:    The Adviser and the Sub-Adviser may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund. The Fund has no interest in these activities. The Adviser, the Sub-Adviser, and the investment professionals, who on behalf of the Adviser or the Sub-Adviser, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts or other accounts of the Sub-Adviser. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

In addition, the Adviser may earn additional fees or reimbursement of expenses from certain borrowers in connection with the structuring of certain investments negotiated by the Adviser or its affiliates. While such are not borne directly or indirectly by the Fund nor will its returns be directly or indirectly impacted by such payments, the receipt of such fees could create a conflict of interest with the Adviser.

(a)(4) Dollar Range of Securities Owned as of December 31, 2024

Portfolio Manager	Dollar Range of the Registrant’s Securities owned by the Portfolio Manager
Pat Brophy	$100,001 – $500,000
Neil Shah	$100,001 – $500,000

(b)    There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures

(a)     The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits

(a)     (1)     Code of Ethics. Filed herewith.

(2)    Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3)    Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4)    Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5)    Change in the registrant’s independent public accountant. Not applicable.

(b)    Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Forum Real Estate Income Fund
By:	/s/ Jay Miller
Title:	Jay Miller, President
Date:	March 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jay Miller
Title:	Jay Miller, President
Date:	March 4, 2025
By:	/s/ Derek Mullins
Title:	Derek Mullins, Principal Financial Officer/Treasurer
Date:	March 4, 2025